UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SPAR Group, Inc. ("SGRP" or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Fay DeVriese as Chief Financial Officer ("CFO")

On August 19, 2020, SGRP issued a Press Release (the "Release") announcing the appointment and election of Fay DeVriese as SGRP's new Chief Financial Officer (the "CFO").

Ms. DeVriese is expected to commence her role with SGRP on August 31, 2020. Ms. DeVriese joins SGRP with more than 25 years of global experience in corporate and business accounting and finance. Most recently, she served as Chief Financial Officer at Letica Corporation and has served in financial leadership roles at DSM Engineering Plastics, Eaton Corporation, Continental Automotive Systems and Motorola. Ms. DeVriese is a certified public accountant, licensed in the State of New York. She earned a Bachelor of Business Administration degree from the State University of New York.

Ms. DeVriese will be both an Executive and an Officer (as defined in SGRP's By-Laws) and will report directly to SGRP's President and Chief Executive Officer and will report to Kori Belzer, SGRP's Chief Operating Officer, and to SGRP's Board of Directors, until SGRP fills the President and Chief Executive Officer role. Pursuant to her offer letter, dated as of August 4, 2020, Ms. DeVriese will receive a salary of $275,000.00 per year, be eligible to participate in the SGRP bonus plans in 2021 and forward, with a performance bonus plan of up to 50% of her annual salary, and be granted options to purchase 200,000 SGRP shares exercisable at fair market value and vesting at 25% per year. She will be entitled to participate in the Corporation's 401(k), medical, dental, and life insurance plans, and generally will have vacation, holiday and sick time in accordance with the Corporation's personnel policies.

Ms. DeVriese also will receive severance protection under SGRP's Executive Officer Severance Agreement dated as of August 4, 2020 (the "Severance Agreement"). The Severance Agreement provides that Ms. DeVriese will receive a lump sum severance payment if, within the period commencing on August 4, 2020 and continuing for so long as the Severance Agreement remains in effect, Ms. DeVriese either resigns for Good Reason (such as an adverse change in duties or compensation) or is terminated other than in a Termination For Cause (as such terms are defined in the Severance Agreement). The lump sum severance payment is equal to the product of Ms. DeVriese’s daily compensation times 183 days.

SGRP's current Corporate Controller, Clint Morrow, was appointed by the Board to serve as SGRP's Interim CFO, effective from the close of business on August 7, 2020, until the appointment of Fay DeVriese as SGRP's CFO becomes effective on August 31, 2020, as approved by the Board. For serving as interim CFO, Mr. Morrow salary will be temporarily increased to $206,000 annually from August 7, 2020, to August 31, 2020, as approved by the Board. Mr. Morrow has served as Corporate Controller of SGRP since July, 2016.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

(e) Entry into Consulting Agreement with Mr. James R. Segreto

Effective as of August 8, 2020, James R. Segreto, the Company’s former CFO (Principal Financial and Accounting Officer), Treasurer and Secretary, and the Company entered into a Consulting Agreement and Mutual Release and Waiver of All Claims (the "Consulting Agreement") pursuant to which Mr. Segreto will perform ongoing consulting services for the Company and will assist through the transition to Ms. DeVriese as CFO. Pursuant to the Consulting Agreement, Mr. Segreto will provide up to 18.75 hours of consulting services per week to SGRP. Mr. Segreto will receive an hourly fee of $175.00 for his services during the term of the Consulting Agreement. Mr. Segreto will continue to be reimbursed for the expenses of his current Medicare and supplemental insurance coverages at the rate of $1,305.00 per month until the end of the Consulting Agreement’s term. He will also receive Continuing Payments, which include payment of Mr. Segreto’s accrued vacation and unpaid 2019 Deferred Bonus (as such terms are defined in the Consulting Agreement). The term of the Consulting Agreement runs through December 31, 2020, but can be extended by mutual agreement. The Consulting Agreement includes mutual releases,

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01     Other Events.

The Corporation also announced in the Release that Arthur H. Baer has been appointed to Chairman of the Board of Directors of SGRP and that Igor Novgorodtsev has been appointed as Vice Chairman. Mr. Baer also is the Chairman of SGRP's Audit Committee, and Mr. Novgorodtsev also is the Chairman of SGRP's Compensation Committee.

Mr. Baer joined the board on September 3, 2019, as an independent board member. Prior to his retirement, he most recently served as President of the $4 billion Europe/Middle East/ Africa operations for Arrow Electronics. He was also director and Audit Committee Chair for Seneca Foods, Inc., for 20 years, Dean of the College of Business and Administration at Drexel University, and Town Mayor and County Executive in Columbia County New York.

Mr. Novgorodtsev was appointed as an independent board member on May 28, 2020. He is the CEO and founder of FlashAlert, low-latency market news service, and Managing Director of Lares Capital LLC, an investment fund. He brings to the board extensive knowledge and experience in international finance, capital markets and technology.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO and CFO, the integration and suitability of the Company's new CFO, the likely hood of finding and hiring a suitable replacement CEO for the Company, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Executive Officer Severance Agreement by and among SPAR Group, Inc., SPAR Marketing Force, Inc. and Fay DeVriese, dated as of August 4, 2020; as filed herewith.

10.2	Consulting Agreement and Mutual Release and Waiver of All Claims, by and among SPAR Group, Inc., SPAR Marketing Force, Inc. and James R. Segreto, dated August 7, 2020; as filed herewith.

99.1	Press Release of the Registrant dated August 19, 2020; as filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	August 19, 2020
By:	/s/ Clint Morrow
Clint Morrow, Interim Chief Financial Officer